UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600 Frisco, Texas		75034
(Address of principal executive offices)		(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

Addus HomeCare Corporation (the “Company”) has established June 16, 2021, as the date of the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). The Company will publish additional details regarding the record date, the exact time, location and matters to be voted on at the 2021 Annual Meeting in the Company’s proxy statement for the 2021 Annual Meeting. Because the date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary date of the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is giving notice of this change and is updating the applicable deadlines for the submission of stockholder proposals for the 2021 Annual Meeting, as the deadlines set forth in the Company’s definitive proxy statement for the 2020 Annual Meeting are no longer effective.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8 of the Exchange Act must be sent to the Secretary, Addus HomeCare Corporation, 6303 Cowboys Way, Suite 600, Frisco, Texas 75034, on or before the close of business on March 15, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with all applicable Securities and Exchange Commission (“SEC”) rules, including Rule 14a-8, as well as the Company’s Amended and Restated Bylaws, as amended (the “ Bylaws”).

In addition, in accordance with the Bylaws, shareholders who wish to bring business before the 2021 Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the Board of Directors at the 2021 Annual Meeting must ensure that written notice (including all information required by the Bylaws) of such proposal or nomination is received by the Secretary of the Company at the address specified above no later than the close of business on February 22, 2021. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: February 12, 2021	By:	/s/ Brian Poff
Brian Poff
Chief Financial Officer